UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 25, 2022

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)
Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)
1-9610	1-15136
(Commission File Number)	(Commission File Number)
59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)
3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)
None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in our Current Report on Form 8-K filed on April 27, 2022 (the “Original 8-K”), the Boards of Directors of Carnival Corporation & plc appointed Josh Weinstein as President and Chief Executive Officer of Carnival Corporation & plc effective August 1, 2022.

We are filing this Amendment No. 1 to the Original 8-K to report that on August 22, 2022, the Compensation Committees of Carnival Corporation & plc approved the following changes to the compensation of Josh Weinstein in connection with his appointment:

●	increased his base salary to $1,250,000 effective August 1, 2022;

●	increased his target bonus under the Carnival Corporation & plc Management Incentive Plan (the “Management Incentive Plan”) to $2,500,000, prorated from May 1, 2022;

●	increased his target restricted stock unit (“RSU”) grant values to $5,000,000, prorated from August 1, 2022 and comprised as follows:

(i)	target performance-based RSUs with a value of $2,500,000; and

(ii)	target Management Incentive Plan-tied RSUs with a value of $2,500,000; and

●	granted a one-time award of 500,000 performance-based RSUs under the Carnival Corporation 2020 Stock Plan (the “2020 Stock Plan”). The actual number of RSUs that may vest in February 2028 ranges from zero to two times the target amount of RSUs based on the extent to which the average of the return on invested capital (“ROIC”) for fiscal 2026 and fiscal 2027 meets or exceeds the established ROIC goals.

In addition, the Compensation Committees approved Mr. Weinstein’s total target compensation package for fiscal 2023 of $8,750,000, which will be comprised of the following:

●	base salary of $1,250,000;

●	target bonus under the Management Incentive Plan of $2,500,000; and

●	target RSU grants of $5,000,000 to be comprised as follows:

(i)	target performance-based RSUs with a value of $2,500,000; and

(ii)	target Management Incentive Plan-tied RSUs with a value of $2,500,000.

Mr. Weinstein will not receive compensation for his services as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez

Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel
Date:	August 26, 2022	Date:	August 26, 2022